EXHIBIT 99.1

                         SIGNATURES OF REPORTING PERSONS

After reasonable inquiry and to the best of our knowledge and belief, the undersigned certify that the information set forth in this Form 4 is true, complete and correct.

February 12, 2021

                       WARBURG PINCUS X PARTNERS, L.P.

                       By:  Warburg Pincus X, L.P., its general partner

                       By:  Warburg Pincus X GP L.P., its general partner

                       By:  WPP GP LLC, its general partner

                       By:  Warburg Pincus Partners, L.P., its managing member

                       By:  Warburg Pincus Partners GP LLC, its general partner

                       By:  Warburg Pincus & Co., its managing member

                       By:  /s/ Harsha Marti
                            ----------------------------------------------------
                            Harsha Marti
                            Partner

                       WP EXPEDITION CO-INVEST L.P.

                       By:  Warburg Pincus Partners, L.P., its general partner

                       By:  Warburg Pincus Partners GP LLC, its general partner

                       By:  Warburg Pincus & Co., its managing member

                       By:  /s/ Harsha Marti
                            -------------------------------
                            Harsha Marti
                            Partner

                       WARBURG PINCUS PRIVATE EQUITY X, L.P.

                       By:  Warburg Pincus X, L.P., its general partner

                       By:  Warburg Pincus X GP L.P., its general partner

                       By:  WPP GP LLC, its general partner

                       By:  Warburg Pincus Partners, L.P., its managing member

                       By:  Warburg Pincus Partners GP LLC, its general partner

                       By:  Warburg Pincus & Co., its managing member

                       By:  /s/ Harsha Marti
                            ----------------------------------------------------
                            Harsha Marti
                            Partner

                       WARBURG PINCUS X, L.P.

                       By:  Warburg Pincus X GP L.P., its general partner

                       By:  WPP GP LLC, its general partner

                       By:  Warburg Pincus Partners, L.P., its managing member

                       By:  Warburg Pincus Partners GP LLC, its general partner

                       By:  Warburg Pincus & Co., its managing member

                       By:  /s/ Harsha Marti
                            ----------------------------------------------------
                            Harsha Marti
                            Partner

                       WARBURG PINCUS X GP L.P.

                       By:  WPP GP LLC, its general partner

                       By:  Warburg Pincus Partners, L.P., its managing member

                       By:  Warburg Pincus Partners GP LLC, its general partner

                       By:  Warburg Pincus & Co., its managing member

                       By:  /s/ Harsha Marti
                            ----------------------------------------------------
                            Harsha Marti
                            Partner

                       WPP GP LLC

                       By:  Warburg Pincus Partners, L.P., its managing member

                       By:  Warburg Pincus Partners GP LLC, its general partner

                       By:  Warburg Pincus & Co., its managing member

                       By:  /s/ Harsha Marti
                            ----------------------------------------------------
                            Harsha Marti
                            Partner

                       WARBURG PINCUS PARTNERS, L.P.

                       By:  Warburg Pincus Partners GP LLC, its general partner

                       By:  Warburg Pincus & Co., its managing member

                       By:  /s/ Harsha Marti
                            ----------------------------------------------------
                            Harsha Marti
                            Partner

                       WARBURG PINCUS PARTNERS GP LLC

                       By:  Warburg Pincus & Co., its managing member

                       By:  /s/ Harsha Marti
                            ----------------------------------------------------
                            Harsha Marti
                            Partner

                       WARBURG PINCUS & CO.

                       By:  /s/ Harsha Marti
                            ----------------------------------------------------
                            Harsha Marti
                            Partner

                       WARBURG PINCUS LLC

                       By:  /s/ Harsha Marti
                            ----------------------------------------------------
                            Harsha Marti
                            Managing Director